Exhibit 99.1

News release

Avantor® Announces CFO Transition

RADNOR, Pa. – May 15, 2023 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences, advanced technologies and applied materials industries, today announced that Executive Vice President and Chief Financial Officer Thomas A. Szlosek will be leaving the Company effective August 2, 2023 to pursue an opportunity outside the life sciences industry. Mr. Szlosek will continue in his role through the announcement of the Company’s second quarter earnings. Avantor has initiated a search to identify the Company’s next CFO.

“On behalf of the entire Avantor team, I thank Tom for all of his contributions. He has been a great partner as we took Avantor public in 2019, expanded the global enterprise, and built a resilient foundation to drive growth in our core business,” said Michael Stubblefield, President and Chief Executive Officer. “We appreciate Tom’s dedication to Avantor and his continued support to ensure a smooth transition.”

Mr. Szlosek said, “It has been a privilege working alongside such an exceptional team. With a strong foundation in place and Avantor well positioned to continue capitalizing on fundamental growth drivers and executing on its long-term strategy, I felt now was the right time to take on a new opportunity.”

The company reaffirmed the fiscal 2023 financial guidance provided during the first quarter earnings conference call on April 28, 2023.

About Avantor

Avantor®, a Fortune 500 company, is a leading global provider of mission-critical products and services to customers in the biopharma, healthcare, education & government, and advanced technologies & applied materials industries. Our portfolio is used in virtually every stage of the most important research, development and production activities in the industries we serve. Our global footprint enables us to serve more than 300,000 customer locations and gives us extensive access to research laboratories and scientists in more than 180 countries. We set science in motion to create a better world. For more information, visit avantorsciences.com and find us on LinkedIn, Twitter and Facebook.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

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Avantor Investor Relations Contact

Christina Jones

Vice President, Investor Relations

805-617-5297

Christina.Jones@avantorsciences.com

Avantor Media Contact

Emily Collins

Vice President, External Communications

332.239.3910

Emily.collins@avantorsciences.com

SOURCE: Avantor and Financial News